UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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The China Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE CHINA FUND, INC.

c/o State Street Bank and Trust Company

P.O. Box 5049, 2 Avenue de Lafayette

Boston, Massachusetts 02206-5049

February 15, 2012

Dear Stockholders:

The Annual Meeting of Stockholders (the “Meeting”) of The China Fund, Inc. (the “Fund”) will be held at 10:30 A.M., Eastern Time, on Thursday, March 8, 2012, at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019. A Notice and Proxy Statement regarding the Meeting, proxy card for your vote, and postage prepaid envelope in which to return your proxy card are enclosed.

The matters on which you, as a stockholder of the Fund, are being asked to vote are: 1) the election of two (2) Fund directors; and 2) the approval of the proposed Investment Advisory and Management Agreement and the proposed Direct Investment Management Agreement (the “Proposed Agreements”) between the Fund and RCM Asia Pacific Limited. The Board of Directors recommends that you elect to the Board the nominees who are standing for election and approve the Proposed Agreements.

Respectfully,

Tracie A. Coop
Secretary

STOCKHOLDERS ARE STRONGLY URGED TO VOTE BY TELEPHONE, BY INTERNET OR BY SIGNING AND MAILING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE TO ENSURE A QUORUM AT THE MEETING.

THE CHINA FUND, INC.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

March 8, 2012

To the Stockholders of

The China Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of The China Fund, Inc. (the “Fund”) will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Thursday, March 8, 2012, at 10:30 A.M., Eastern Time, for the following purposes:

1.	To elect two Class I directors to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2015;

2.	To approve the proposed Investment Advisory and Management Agreement and the proposed Direct Investment Management Agreement (the “Proposed Agreements”) between the Fund and RCM Asia Pacific Limited; and

3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on January 23, 2012 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to vote by telephone, by Internet or by completing, dating and signing the enclosed form of proxy card and returning it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the Meeting if you choose to attend. The enclosed proxy is being solicited by the Board of Directors of the Fund.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON MARCH 8, 2012: This Notice and the Proxy Statement are available on the Internet at www.edocumentview.com/CHN.

By order of the Board of Directors,

Tracie A. Coop
Secretary

February 15, 2012

THE CHINA FUND, INC.

c/o State Street Bank and Trust Company

P.O. Box 5049, 2 Avenue de Lafayette

Boston, Massachusetts 02206-5049

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The China Fund, Inc. (the “Fund”) for use at the Annual Meeting of Stockholders (the “Meeting”), to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Thursday, March 8, 2012, at 10:30 A.M., Eastern Time, and at any adjournments thereof.

This Proxy Statement and the form of proxy card are being mailed to stockholders on or about February 15, 2012. Any stockholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, Internet or mail following the process described on the proxy card or by submitting a notice of revocation to the Fund or in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the election of the directors described in Proposal 1 of this Proxy Statement and for the approval of the Proposed Agreements described in Proposal 2.

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies returned without marking a vote on Proposals 1 and 2 will be treated as shares that are present for quorum purposes. Abstentions are included in the determination of the number of shares present at the Meeting for purposes of determining the presence of a quorum. If a stockholder is present in person or by proxy at the Meeting but does not cast a vote, the stockholder’s shares will count towards a quorum but will have no effect on Proposal 1 and will have the effect of a vote to disapprove Proposal 2.

The Board of Directors has fixed the close of business on January 23, 2012 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 22,781,762 shares of common stock.

Management of the Fund knows of no item of business other than those mentioned in Proposal 1 and Proposal 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended October 31, 2011 to any stockholder requesting such report. Requests for the annual report should be made by writing to The China Fund, Inc., c/o The Altman Group, Inc., 1200 Wall Street West, 3rd Fl, Lyndhurst, New Jersey 07071, Attention: Tanya Holland, by accessing the Fund’s website at www.chinafundinc.com or by calling (800) 249-7105.

IMPORTANT INFORMATION

The proxy statement discusses important matters affecting the Fund. Please take the time to read the proxy statement, and then cast your vote. You may obtain additional copies of the Notice of Meeting, Proxy Statement and form of proxy card by calling 1-800-249-7105 or by accessing www.edocumentview.com/CHN. There are multiple ways to vote. Choose the method that is most convenient for you. To vote by telephone or Internet, follow the instructions provided on the proxy card. To vote by mail simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. Please do not return your proxy card if you vote by telephone or Internet. To vote in person, attend the Meeting and cast your vote. The Meeting will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019. To obtain directions to the Meeting, go to: www.cliffordchance.com, click on About Us and select Find People & Offices. Next, select New York from the drop down menu for office. Click on View Office Details. Finally, click on View Map to see a map of the location. You may also obtain directions by calling 1-212-878-8000.

PROPOSAL 1

ELECTION OF DIRECTORS

The Fund’s By-Laws provide that the Board of Directors (the “Board”) shall be divided into three classes: Class I, Class II and Class III. The terms of office of the present directors (each a “Director”) in each class expire at the Annual Meeting of Stockholders in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 2012, Class II, 2013, and Class III, 2014. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being in the same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board.

The terms of Messrs. James J. Lightburn and Joe O. Rogers will expire at the 2012 Annual Meeting of Stockholders. The persons named in the accompanying form of proxy card intend, in the absence of contrary instructions, to vote all proxies for the elections of Messrs. Lightburn and Rogers to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2015, or until their successors are elected and qualified. The nominees have indicated that they will serve if elected. If a nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as is designated by the Board to replace the nominee. The election of a Director will require the affirmative vote of a majority of the votes cast at the Meeting. Presence at the meeting, in person or by proxy, of a stockholder who does not cast a vote will have no effect on the outcome of the election.

Information Concerning the Nominees and Members of the Board of Directors

The following table provides information concerning the nominees and other members of the Board of Directors of the Fund each of whom is not an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore is deemed to be “independent.” The terms of the Class II and Class III Directors do not expire this year.

Name (Age) and Address of Directors or Nominees for Director	Position(s) Held with Fund	Director Since (Term Ends)	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(1) Overseen by the Director or Nominee	Other Directorships/ Trusteeships in Publicly Held Companies For the Past 5 Years
CLASS I (Nominees)
James J. Lightburn (68) 13, Rue Alphonse de Neuville 75017 Paris, France	Director	1992 (2012)	Retired; Attorney, Nomos (law firm) (2004 – 2006); Attorney, member of Hughes Hubbard & Reed (law firm) (1993 – 2004).	1	Fromageries Bel S.A.

Name (Age) and Address of Directors or Nominees for Director	Position(s) Held with Fund	Director Since (Term Ends)	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(1) Overseen by the Director or Nominee	Other Directorships/ Trusteeships in Publicly Held Companies For the Past 5 Years
Joe O. Rogers (63) 2477 Foxwood Drive Chapel Hill, NC 27514	Director, Chairman of the Board	1992 (2012)	Principal, Rogers International LLC (investment consultation) (July 2001 – present); Visiting Professor Fudan University School of Management (August 2010 – 2011).	1	The Taiwan Fund, Inc. (1986 – present)

CLASS II
Michael F. Holland (67) 375 Park Avenue New York, New York 10152	Director	1992 (2013)	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	1	The Holland Balanced Fund, Inc.; Reaves Utility Income Fund; The Taiwan Fund, Inc.; State Street Master Funds and State Street Institutional Investment Trust; Blackstone GSO Floating Rate Fund, Inc.

CLASS III
William C. Kirby (61) Harvard University CGIS South Building 1730 Cambridge Street Cambridge, MA 02138	Director	2007 (2014)	Director, John K. Fairbank Center for Chinese Studies, Harvard University (2006 – present); Chairman, Harvard China Fund (2006 – present); Harvard University Distinguished Service Professor (2006 – present); Dean of the Faculty of Arts and Sciences Harvard University (2002 – 2006).	1

Nigel S. Tulloch (66) 7 Circe Circle Dalkeith WA6009 Australia	Director	1992 (2014)	Director, The HSBC China Fund Limited (1992 – 2005).	1

(1)	The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services.

Leadership Structure and Board of Directors

The Board has general oversight responsibility with respect to the business and affairs of the Fund. The Board is responsible for overseeing the operations of the Fund in accordance with the provisions of the 1940 Act, other applicable laws and the Fund’s Articles of Incorporation. The Board is composed of five Independent Directors and one of the Independent Directors serves as Chairman of the Board. Generally, the Board acts by majority vote of all of the Directors, including a majority vote of the Independent Directors if required by applicable law. The Fund’s day-to-day operations are managed by the Investment Manager and other service providers who have been approved by the Board. The Board meets periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers, oversee compliance with regulatory requirements and review performance. The Board has determined that its leadership structure is appropriate given the size of the Board, the fact that all of the Directors are not interested persons, and the nature of the Fund.

The Directors were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Directors and a commitment to the interests of stockholders and, a demonstrated willingness to take an independent and questioning view of management. Each Director currently also has considerable familiarity with the Fund and the Administrator, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a Director of the Fund and, in several cases, as a director of other investment companies. In addition to those qualifications, the following is a brief summary of the specific experience, qualifications or skills that led to the conclusion, as of the date of this proxy statement, that each person identified below should serve as a Director for the Fund. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission (“SEC”), and do not constitute a holding out of the Board or any Director as having any special expertise and should not be considered to impose any greater responsibility or liability than the normal responsibility and liability of an investment company Board member or Board on any such person or on the Board by reason thereof. As required by rules the SEC has adopted under the 1940 Act, the Fund’s Independent Directors select and nominate all candidates for Independent Director positions.

James J. Lightburn: Mr. Lightburn has served as a Director of the Fund since the Fund’s inception in 1992. He is a U.S. trained attorney who practiced law in the United States for over 20 years and then in Paris, France for over 15 years. Mr. Lightburn has represented clients in international business transactions including the acquisition and sale of businesses in the United States and Europe, structuring and negotiation of commercial collaboration, intellectual property and equity and quasi-equity financing agreements. He has published articles on international financial law and related regulations. Mr. Lightburn has also served on the boards of other privately held and listed companies.

Joe O. Rogers: Mr. Rogers has served as a Director of the Fund since the Fund’s inception in 1992. He has provided business and investment consulting services for over 30 years. Mr. Roger’s experience includes service as the president, vice president or partner in business and investment consulting firms including Rogers International LLC, PHH Asia Corporation and PHH Fantus Consulting. He served as the U.S. Ambassador to the Asian Development Bank under President Ronald Regan. Mr. Rogers also served the U.S. House of Representatives in various capacities including Executive Director and International Relations Counselor of the Republican Conference and served as the chief economist and budget advisor to Senator William Armstrong. He has lectured on economics and finance at various U.S. based and internationally based universities and served as a Visiting Professor of Finance at Fudan University in Shanghai from 2010 to 2011. Mr. Rogers also serves on the board of another listed company.

Michael F. Holland: Mr. Holland has served as a Director of the Fund since the Fund’s inception in 1992. He has worked in the investment management industry for over 40 years. Mr. Holland’s experience includes service as the Chairman of Holland & Company, which he founded in 1995, and as the chief executive officer, chairman or vice chairman of major U.S. asset management firms including Salomon Brothers Asset Management, First Boston Asset Management and Oppenheimer & Co., Inc. He is a regular guest on several financial television programs and is regularly quoted in leading financial publications. Mr. Holland also serves on the boards of other charitable and listed companies.

William C. Kirby: Mr. Kirby has served as a Director of the Fund since 2007. He is T. M. Chang Professor of China Studies at Harvard University and Spangler Family Professor of Business Administration at Harvard

Business School. Mr. Kirby is a historian of modern China, whose work examines China’s business, economic and political development in an international context. He has served the academic community for over 30 years. Mr. Kirby joined Harvard University in 1992, where he currently serves various positions including Chairman of the Harvard China Fund and Director of the John K. Fairbank Center for Chinese Studies. He has also served as the Dean of the Faculty of Arts and Sciences, Chair of the Council on East Asian Studies and the Director of the National Resource Center for East Asia for Harvard University. Prior to joining Harvard University, Mr. Kirby served as the Dean of the Faculty of Arts and Sciences, Director of Asian Studies and Director of International Affairs at Washington University. Mr. Kirby has published numerous books and articles related to Chinese business and history.

Nigel S. Tulloch: Mr. Tulloch has served as a Director of the Fund since the Fund’s inception in 1992. He has worked in the investment management industry for over 40 years. Mr. Tulloch’s experience includes service as a director and chief executive officer of Wardley Investment Services Limited, now HSBC Asset Management, a major international asset manager. He also served as Chairman of The Hong Kong Unit Trust Association and was appointed to the Council of the Stock Exchange of Hong Kong. Mr. Tulloch also serves on the boards of other charitable and privately held companies.

The Fund’s Board has an Audit Committee, which is responsible for reviewing financial and accounting matters. The Fund’s Audit Committee is comprised of all of the Directors, all of whom are not interested persons of the Fund, and its actions are governed by the Fund’s written Audit Committee Charter. The current members of the Audit Committee are Messrs. Holland, Kirby, Lightburn, Rogers and Tulloch. All members of the Audit Committee are independent as independence is defined in the New York Stock Exchange, Inc.’s listing standards, as may be modified or supplemented. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee met five times during the fiscal year ended October 31, 2011. The Audit Committee has a charter which is available on the Fund’s website (www.chinafundinc.com).

The Fund’s Board has a Nominating and Compensation Committee, comprised of the current members of the Audit Committee, which is responsible for nominating candidates to fill any vacancies on the Board. All of the members of the Nominating and Compensation Committee are independent as independence is defined in the New York Stock Exchange, Inc.’s listing standards, as may be modified or supplemented and are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act). Currently, the Nominating and Compensation Committee does not consider nominees recommended by stockholders. The Nominating and Compensation Committee believes that it is not necessary to have such a policy because the Board consists entirely of Directors who are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act). The Nominating and Compensation Committee evaluates a candidate’s qualifications for Board membership and the candidate’s independence from the Fund’s investment manager and other principal service providers. The Nominating and Compensation Committee does not have specific minimum qualifications that must be met by candidates recommended by the Nominating and Compensation Committee and there is not a specific process for identifying such candidates. In nominating candidates, the Nominating and Compensation Committee takes into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses or other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, requirements of the New York Stock Exchange and the SEC to maintain a minimum number of independent or non-interested directors, requirements of the SEC as to disclosure regarding persons with financial expertise on the Fund’s audit committee and the extent to which the candidate generally would be a desirable addition to the Board and any committees of the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Compensation Committee met once during the fiscal year ended October 31, 2011. The Nominating and Compensation Committee has a charter which is available on the Fund’s website (www.chinafundinc.com).

The Fund does not have a specified process for stockholders to send communications to the Board because stockholders are able to communicate directly with the Board at the Annual Meeting of Stockholders and the Fund’s reports to stockholders disclose contact information which may be used to direct communications to the Board.

The Fund does not have a policy regarding Board member’s attendance at the Annual Meeting of Stockholders. However, each of the five Directors attended the 2011 Annual Meeting of Stockholders.

The Fund’s Board of Directors held four regular meetings and seven special meetings during the fiscal year ended October 31, 2011. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served.

Risk Oversight

The day-to-day operations of the Fund, including the management of risk, is performed by third party service providers, such as the Fund’s Investment Manager (currently Martin Currie, Inc.) and Administrator (State Street Bank and Trust Company). The Directors are responsible for overseeing the Fund’s service providers and thus have oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Investment Manager or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Investment Manager, the Fund’s Chief Compliance Officer and the independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Investment Manager and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Fund’s Advisory Agreements, the Board meets with the Investment Manager to review the services provided. Among other things, the Board regularly considers the Investment Manager’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Board, with the assistance of the Investment Manager, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, as part of the Board’s oversight of the Fund’s advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires the Fund’s officers and Directors, and beneficial owners of more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange, Inc. The Fund believes that its officers and Directors have complied with all applicable filing requirements for the fiscal year ended October 31, 2011. Section 30(h) of the 1940 Act extends the reporting requirements under Section 16(a) of the 1934 Act to the investment adviser or manager of the Fund and the officers and directors of such investment adviser or manager.

Officers of the Fund

The following table provides information concerning each of the officers of the Fund.

Name (Age) and Address of Officers	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Adam Phua Joo Han (38) RCM Asia Pacific Limited 27th FL, ICBC Tower 3 Garden Road Central, Hong Kong	President	February 2012	Institutional Sales, RCM Asia Pacific Limited.

Patrick Keniston (47) Foreside Compliance Services, LLC Three Canal Plaza, Suite 100, Portland, ME 04101	Chief Compliance Officer	August 2011	Director, Foreside Compliance Services, LLC (October 2008 – present); Counsel, Citi Fund Services (March 2005 – October 2008).

Laura F. Dell (47) 4 Copley Place, Boston, MA 02116	Treasurer	December 2008	Vice President, State Street Bank and Trust Company (July 2007 – present); Senior Director, Investors Bank and Trust Company (January 2002 – July 2007).

Brian O’Sullivan (37) 801 Pennsylvania Ave Kansas City, MO 64105	Assistant Treasurer	March 2009	Vice President, State Street Bank and Trust Company (December 2006 – present).

Tracie A. Coop (35) 4 Copley Place, Boston, MA 02116	Secretary	June 2010	Vice President and Senior Counsel, State Street Bank and Trust Company (October 2007 – present); Associate Counsel and Manager, Natixis Asset Management Advisors L.P., (2006 – 2007).

Francine S. Hayes (44) 4 Copley Place, Boston, MA 02116	Assistant Secretary	June 2005	Vice President and Managing Counsel, State Street Bank and Trust Company (2004 – present).

Ownership of Securities

The following table sets forth information regarding the ownership of securities in the Fund by Directors and nominees for Director as of January 31, 2012.

Name of Director or Nominee(1)	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in the Fund Complex (2)
James J. Lightburn	$50,001 – $100,000	$50,001 – $100,000
Joe O. Rogers	$50,001 – $100,000	$50,001 – $100,000
Michael F. Holland	Over $100,000	Over $100,000
Nigel S. Tulloch	$10,001 – $50,000	$10,001 – $50,000
William C. Kirby	$50,001 – $100,000	$50,001 – $100,000

(1)	All are current Directors.
(2)	The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services. The Fund is the only fund in the Fund Complex overseen by the Directors.

Transactions with and Remuneration of Officers and Directors

The aggregate remuneration for Directors was $318,000 during the year ended October 31, 2011 and, for that period, the aggregate amount of expenses reimbursed by the Fund for Directors’ attendance at directors’ meetings was $109,709. Each Director currently receives fees, paid by the Fund, of $3,000 for each directors’ meeting and committee meeting attended and an annual fee of either $35,000 (for the Chairman of the Fund) or $15,000 (for the other Directors) as well as $2,000 for each telephonic meeting and $2,000 for each semi-annual valuation meeting.

The following table sets forth in US dollars the aggregate compensation from the Fund paid to each Director during the fiscal year ended October 31, 2011. The Fund does not compensate the officers of the Fund.

Name of Director	Aggregate Compensation From Fund(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid To Directors(2)
Michael F. Holland	$58,000	—	—	$58,000
William C. Kirby	$58,000	—	—	$58,000
James J. Lightburn	$88,000	—	—	$88,000
Joe O. Rogers	$58,000	—	—	$58,000
Nigel S. Tulloch	$56,000	—	—	$56,000

(1)	Includes compensation paid to Directors by the Fund. The Fund’s Directors did not receive any pension or retirement benefits as compensation for their service as Directors of the Fund.
(2)	There is one fund in the Fund Complex overseen by the Directors.

Stockholder Approval

Election of the listed nominees for Director requires the affirmative vote of the holders of a majority of the shares of common stock of the Fund voted at the Annual Meeting.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE

STOCKHOLDERS VOTE “FOR” THE NOMINEES FOR DIRECTOR.

PROPOSAL 2

APPROVAL OF PROPOSED INVESTMENT ADVISORY AND MANAGEMENT

AGREEMENT AND PROPOSED DIRECT INVESTMENT MANAGEMENT

AGREEMENT

On January 5, 2012, the Board of Directors, all of whom are Independent Directors, voted to approve and recommend to shareholders the approval of the proposed Investment Advisory and Management Agreement and the proposed Direct Investment Management Agreement between the Fund and RCM Asia Pacific Limited (“RCM”) (the “Proposed Agreements”). The Proposed Agreements, if approved, will replace the interim Investment Advisory and Management Agreement and interim Direct Investment Management Agreement each dated February 10, 2012, between the Fund and RCM (the “Current Agreements”). The Current Agreements were not approved by the stockholders of the Fund. The Current Agreements replaced the interim Investment Advisory and Management Agreement dated November 9, 2011 between the Fund and Martin Currie, Inc. (“Martin Currie”), the interim Sub-Advisory Agreement between Martin Currie and APS Asset Management Pte Ltd (“APS”) dated November 10, 2011 and the Direct Investment Management Agreement between the Fund and Martin Currie dated April 14, 2007, (the “Martin Currie Direct Investment Management Agreement”). The interim Investment Advisory and Management Agreement with Martin Currie and the interim Sub-Advisory Agreement between Martin Currie and APS replaced the Investment Advisory and Management Agreement with Martin Currie dated March 19, 2004 (together with the Martin Currie Direct Investment Management Agreement, the “Prior Agreements”), which was terminated on November 9, 2011 upon Martin Currie’s delegation of management of the Fund’s portfolio to APS (an assignment of the contract under Section 15(a)(4) of the 1940 Act resulting in automatic termination). The interim Investment Advisory and Management Agreement with Martin Currie and the interim Sub-Advisory Agreement between Martin Currie and APS were not approved by shareholders. The Investment Advisory and Management Agreement with Martin Currie dated March 19, 2004 was approved by shareholders on March 18, 2004 and the Direct Investment Management Agreement with Martin Currie was approved by shareholders on April 13, 2007.

The terms of the Proposed Agreements are substantially similar to the terms of Prior Agreements.

The Board has concluded that the Proposed Agreements provide for RCM to provide substantially the same investment advisory and management services as provided under the Prior Agreements, except that the proposed Direct Investment Management Agreement, which relates to the investment in unlisted securities or “direct investments”, does not require RCM to make any new direct investments but rather to supervise the disposition of the Fund’s existing direct investments. Also, the fees to be paid to RCM under the proposed Direct Investment Management Agreement are the same as the fees paid under the interim Direct Investment Management Agreement with RCM and lower than those paid to Martin Currie under the prior Direct Investment Management Agreement, as described below. RCM’s duties under the Proposed Agreements include making investment decisions, supervising the acquisition and disposition of investments and selecting brokers or dealers to execute these transactions in accordance with the Fund’s investment objective and policies and within the guidelines and directions established by the Fund’s Board of Directors.

Under both the Proposed Agreements and the Current Agreements, the Fund bears expenses for legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodian, sub-custodian, transfer agents and registrars; fees and expenses with respect to administration (except as may be expressly provided otherwise); expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the Fund’s dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; and costs of stockholder’s and other meetings. Under the Proposed Agreements, as is the case under the Current Agreements, RCM bears all other expenses associated with the performance of its duties (including employee salaries and overhead) other than expenses to be paid by the Fund, as specifically provided above. RCM also would pay the salaries and expenses of such of the Fund’s officers and employees and any fees and expenses of such of the Fund’s directors who are managers, members, officers or employees of RCM or any of its affiliates, provided, however, that the Fund, and not RCM, shall bear travel expenses or an appropriate fraction thereof of directors and officers of the Fund who are managers, members, officers or employees of RCM to the extent that such expenses relate to attendance at meetings of the Board or any committee thereof, and provided, further, that such expenses are incurred in accordance with the Fund’s travel policy.

The Proposed Agreements may be terminated at any time, without payment of penalty by RCM or by the Fund acting pursuant to a vote of the Board of Directors or by a vote of a majority of the Fund’s outstanding securities (as defined in the 1940 Act) upon sixty (60) days’ written notice, and will terminate automatically in the event of its assignment (as defined in the 1940 Act) by RCM. The Proposed Agreements will also terminate automatically if RCM ceases to be licensed by the Securities and Futures Commission of Hong Kong.

If approved by stockholders, each of the Proposed Agreements would remain in effect for an initial period of two years from the date it becomes effective. Thereafter, the Proposed Agreements would continue in effect from year to year if their continuance is specifically approved at least annually by (i) a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (ii) either a vote of a majority of the Board of Directors as a whole or a majority of the Fund’s outstanding shares of common stock as defined in the 1940 Act.

Fee Provisions of the Proposed Agreements

Under the terms of the interim Investment Advisory and Management Agreement, RCM is entitled to receive fees for its services, computed weekly and payable monthly in US dollars, at the annual rate of 0.70% on the first $315 million in total net assets under management and 0.50% on total net assets under management over $315 million. Under the terms of the interim Direct Investment Management Agreement, RCM is entitled to receive fees for its services, computed weekly and payable monthly in US dollars, at the annual rate of weekly and payable monthly, at the annual rate of 1.50% of the average weekly value of the Fund’s assets invested in the direct investments. Under the terms of the Proposed Agreements, RCM is entitled to receive the same fee rate payable under the Current Agreements.

For the fiscal year ended October 31, 2011, the aggregate amount of advisory fees paid by the Fund was $4,984,986. Had the Proposed Agreements been in place for the fiscal year ended October 31, 2011, the fees paid by the Fund would have been $4,777,146.

No payments were made under the Interim Investment Advisory and Management Agreement with Martin Currie or the interim Sub-Advisory Agreement with APS by the Fund for the fiscal year ended October 31, 2011. No payments were made to RCM by the Fund for the fiscal year ended October 31, 2011.

The Factors Considered by the Board of Directors Regarding the Proposed Agreements

The Board was asked to approve the Proposed Agreements with substantially the same terms and conditions as the Current Agreements, with the exception of the termination provision. The Current Agreements will expire within 150 days from the date on which the Fund entered into the Interim Investment Advisory and Management Agreement with Martin Currie while the Proposed Agreements are legally required to be reviewed and re-approved by the Board once a year, after their initial two year terms. In being asked to approve the Proposed Agreements, the Board was assured by RCM that the Fund would continue to be managed in substantially the same manner under the Proposed Agreements as under the Current Agreements.

Approval Process

At its meeting on July 8, 2011, in anticipation of a change in the personnel at Martin Currie who were managing the Fund’s portfolio (the “Former Portfolio Managers”) the Board of Directors of the Fund (the “Board”), all of whom are Independent Directors, determined that it would be appropriate for the Board to review the arrangements for the management of the Fund’s assets and consider engaging a different investment adviser for the Fund. At that time, the Board retained a consultant to assist the Board in identifying appropriate candidates to serve as investment adviser for the Fund and in preparing a request for proposal to be sent to the candidates. Initially, eight candidates were identified, based on the Board’s knowledge of candidates that had experience managing portfolios similar to the Fund’s and advice from the consultant. The consultant then evaluated the eight candidates based on a number of factors and reported on its evaluation to the Board at the Board meeting on September 16, 2011. After reviewing the consultant’s report, the Board decided that three of those candidates (as well as Martin Currie and the investment management firm established by the Former Portfolio Managers (collectively, the Candidates”) should make a presentation at the December 8, 2011 meeting of the Board of Directors. In advance of that meeting, the Directors discussed the consultant’s evaluation of the Candidates that it had reported on. In addition, the Fund’s Chief Compliance Officer reviewed information regarding the compliance programs of each of the Candidates. Throughout the process, the Board and the Committee were advised by counsel.

The Board determined that it would be appropriate to enter into interim arrangements with Martin Currie and APS while the Board continued to consider permanent arrangements for the management of the Fund. At the Board meeting on October 31, 2011, the Board approved the interim Investment Advisory and Management Agreement with Martin Currie and the interim Sub-Advisory Agreement between Martin Currie and APS.

At the Board meeting on December 8, 2011, with all Directors present, each of the Candidates made a presentation to the Board and responded to questions from the Board. Following the presentations, the Board discussed the relative merits of each Candidate and determined that further information should be requested from the candidates. At the Board meeting held on January 5, 2012, the Board approved the selection of RCM as the investment adviser for the Fund, approved the Proposed Agreements and agreed to submit the selection of RCM for approval by the Fund’s stockholders at the next annual stockholders meeting in March 2012.

In making this selection, the Board noted RCM’s experience in providing services to similar funds. The Board also noted that the advisory fee agreed to by RCM compared favorably with fees charged by advisers of other U.S. registered closed-end funds that invest in the China region. The Board also considered the terms and conditions of the Proposed Agreements and the nature, scope and quality of services that RCM is expected to provide to the Fund, including compliance services. The Board also based its decision on the following considerations, among others, although the Board did not identify any consideration that was all important or controlling, and each Director attributed different weights to the various factors.

Nature, Extent and Quality of the Services provided by the Adviser. The Board reviewed and considered the nature and extent of the investment management services to be provided by RCM under the Proposed Agreements. The Board also reviewed and considered the nature and extent of the non-investment management, administrative services to be provided by RCM under the Proposed Agreements. The Board determined that RCM appeared to be capable of providing the Fund with investment management and administrative services of above average quality.

Performance, Fees and Expenses of the Fund. The Board noted that RCM was not yet providing services to the Fund, therefore, that there were limitations on the Board’s ability to evaluate the performance of RCM in managing the Fund. Based, however, on the performance of RCM in managing other products, the Board concluded that there was reason to believe that RCM could achieve above average performance over the long term in managing the Fund. The Board also noted that other expenses of the Fund were not expected to increase as a result of the retention of RCM.

Economies of Scale. The Board considered the economy of scale benefits that the Fund’s stockholders would be afforded as the management fee rate under the Proposed Agreements declines as the Fund’s assets grow.

Other Benefits of the Relationship. The Board considered whether there were other benefits that RCM and its affiliates may derive from their relationship with the Fund and concluded that any such benefits were likely to be minimal.

Resources of the Proposed Investment Adviser. The Board considered whether RCM is financially sound and has the resources necessary to perform its obligations under the Proposed Agreements, noting that RCM appears to have the financial resources necessary to fulfill its obligations under the Proposed Agreements.

General Conclusions. After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its stockholders to approve the Proposed Agreements. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above.

Information About the Proposed Adviser

RCM Asia Pacific Limited (“RCM”), the proposed adviser, is a Hong Kong based Asia specialist manager with over $2.5 billion in assets under management in Greater China mandates. RCM is part of the Allianz Global Investors, which is wholly owned by the Allianz Group. Allianz Global Investors has over $350 billion in assets under management. RCM’s principal offices are located at 27th Floor, ICBC Tower, 3 Garden Road, Central, Hong Kong.

The following table sets forth certain information concerning the principal executive officer and each of the directors of RCM.

Name/Address	Position Held with Proposed Adviser	Since	Principal Occupation or Employment
Andrew Douglas Eu	Chief Executive Officer and Director	2011	Chief Executive Officer, Allianz Global Investors Asia Pacific (Since Aug 2006)

George Alan McKay	Director	2012	Chief Operating Officer, Allianz Global Investors Asia Pacific (Since Nov 2006)

Chi Keung Raymond Chan	Chief Investment Officer and Director	2006	Chief Investment Officer, Asia Pacific and RCM Asia Pacific Limited (Since Sep 1998), before Aug 2006, through predecessor Allianz Global Investors Hong Kong Limited)
Jovita Chow	Chief Compliance Officer	2010	Head of Compliance/Chief Compliance Officer, RCM Asia Pacific Limited (since October 2010); Head of Compliance and Risk, Schroder Investment Management (Hong Kong) Limited (since 2006).

The following table sets forth certain information concerning the individual who is anticipated to serve as the Fund’s portfolio manager.

Name/Address	Position Held with Proposed Adviser	Since
Sau Ha Christina Chung	Senior Portfolio Manager	1998

Required Vote

The 1940 Act requires that an investment advisory contract between an investment company and an investment adviser be in writing, that such contact specify, among other things, the compensation payable to the adviser pursuant thereto and that such contracts be approved by the holders of a majority of the Fund’s outstanding shares of common stock as defined in the 1940 Act and discussed below.

Approval of the Proposed Agreements will require the affirmative vote of a majority of the Fund’s outstanding shares of common stock. As defined in the 1940 Act, a “majority of the outstanding shares” means the lesser of 67% of the voting securities present at the Annual Meeting of Stockholders, if a quorum is present, or 50% of the outstanding securities. For this purpose, both abstentions and broker non-votes will have the effect of a vote to disapprove the Proposed Agreements. Broker non-votes are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. Brokers do, however, have the discretion to vote for directors in an uncontested election. Thus a broker may submit a proxy voting on Proposal 1 but not voting on Proposal 2 because the broker did not receive instructions on how to vote on Proposal 2 and this would result in a broker non-vote on Proposal 2. If this proposal is not approved by stockholders, the Fund will continue under the Current Agreements while the Board of Directors considers other steps.

Forms of the Proposed Agreements are attached as Appendix A.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE PROPOSED AGREEMENTS BETWEEN THE FUND AND RCM.

GENERAL INFORMATION

Fund Administration

State Street Bank and Trust Company acts as Administrator to the Fund pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”) served as the Fund’s independent registered public accounting firm for the fiscal years ended October 31, 2010 and October 31, 2011, auditing and reporting on the annual financial statements of the Fund and reviewing certain regulatory reports and the Fund’s federal income tax returns. E&Y also performed other professional audit and certain allowable non-audit services, including tax services, when the Fund engaged it to do so.

E&Y has notified the Fund that it does not meet the requirements for independence under Independence Standards Board No. 1 with regard to Allianz, RCM’s parent company. As a result, E&Y resigned from its position as the Fund’s independent registered public accounting firm on February 13, 2012. The Audit Committee and the Board of Directors are in the process of selecting a new firm to serve as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2012.

Audit Fees. The aggregate fees billed by E&Y in connection with the annual audits of the Fund for the fiscal years ended October 31, 2010 and 2011 were $105,000 and $108,150. In addition, for the fiscal year ended October 31, 2010, Martin Currie paid E&Y $215,000 on behalf of the Fund for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders with regard to the Fund’s purchase of securities issued by Ugent Holdings Ltd.

Audit-Related Fees. For the fiscal years ended October 31, 2010 and 2011, E&Y did not bill the Fund any fees for assurances and related services that were reasonably related to the performance of the audit or review of the Fund’s financial statements and were not reported under the section Audit Fees above.

Tax Fees. The aggregate fees billed by E&Y for professional services rendered by E&Y for tax compliance, tax advice and tax planning (consisting of a review of the Fund’s income tax returns and tax distribution requirements) for the fiscal years ended October 31, 2010 and 2011 were $10,000 and $10,300.

All Other Fees. For the fiscal years ended October 31, 2010 and 2011, E&Y did not bill the Fund any fees for products and services other than those disclosed above.

Audit Committee Pre-approval. The Audit Committee’s policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund’s independent registered public accounting firm. All of the audit and the tax services described above for which E&Y billed the Fund fees for the fiscal years ended October 31, 2010 and 2011 were pre-approved by the Audit Committee.

Non-Audit Fees. For the fiscal year ended October 31, 2010, Ernst & Young provided non-audit services to certain entities in the Fund’s Investment Company Complex that were not required to be pre-approved by the Fund’s Audit Committee. These services primarily include: (1) tax advisory amounts of $409,863, (2) tax compliance amounts of $723,886 and (3) other advisory fees of $59,796 related to performance improvement.

For the fiscal year ended October 31, 2011, Ernst & Young provided non-audit services to certain entities in the Fund’s Investment Company Complex that were not required to be pre-approved by the Fund’s Audit Committee. These services primarily include: (1) tax advisory amounts of $314,048, (2) tax compliance amounts of $831,240 and (3) other advisory fees of $58,221 related to performance improvement.

Audit Committee Report

The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended October 31, 2011 with management of the Fund and with E&Y, and has discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter on auditor independence from E&Y required by Independence Standards Board No. 1 (Independence Standards Board No. 1, Independence Discussion with Audit Committees), as may be modified or supplemented, and has discussed with E&Y its independence. Based on the Audit Committee review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund for the fiscal year ended October 31, 2011 be included in its annual report to stockholders and the Fund’s annual report filed with the Securities and Exchange Commission.

James J. Lightburn – Audit Committee Member

Joe O. Rogers – Audit Committee Chairman

Michael F. Holland – Audit Committee Member

Nigel S. Tulloch – Audit Committee Member

William C. Kirby – Audit Committee Member

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set forth below is information with respect to persons who are registered as beneficial owners of more than 5% of the Fund’s outstanding shares as of January 23, 2012.

Title Of Class	Name and Address	Shares	Percent of Class
Common Stock	CEDE & CO FAST C/O Depository Trust Company Box 20 New York, NY 10004-9998	22,667,095	99.50%

The shares held by Cede & Co. include the accounts set forth below. This information is based on publicly available information such as Schedule 13D and 13G disclosures filed with the SEC or other similar regulatory filings from foreign jurisdictions.

Title Of Class	Name and Address	Shares	Percent of Class
Common Stock	Lazard Asset Management 30 Rockefeller Plaza New York, NY 10112	2,983,525	13.10%

Common Stock	City of London 77 Gracechurch Street London EC3V OAS England	2,406,695	10.56%

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile or other electronic means, by officers of the Fund or personnel of the Administrator. The Fund has retained The Altman Group, Inc. to assist in the proxy solicitation. The total cost of proxy solicitation services, including legal and printing fees, is estimated at $48,000, plus out-of-pocket expenses. The expenses connected with the solicitation of proxies including proxies solicited by the Fund’s officers or agents in person, by telephone or by facsimile or other electronic means will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

In the event that sufficient votes in favor of the proposal set forth in the Notice of this Meeting are not received by March 8, 2012, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

In order to submit a stockholder proposal to be considered for inclusion in the Fund’s proxy statement for the Fund’s 2013 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The China Fund, Inc., c/o Secretary of the Fund/State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, Boston, Massachusetts 02206-5049) not later than October 18, 2012. Any stockholder who desires to bring a proposal at the Fund’s 2013 Annual Meeting of Stockholders without including such proposal in the Fund’s Proxy Statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The China Fund, Inc., c/o Secretary of the Fund / State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, Boston, Massachusetts 02206-5049), not before December 8, 2012 and not later than January 7, 2013.

By order of the Board of Directors,

Tracie A. Coop

Secretary

The China Fund, Inc.

c/o State Street Bank and Trust Company

P.O. Box 5049

2 Avenue de Lafayette

Boston, Massachusetts 02206-5049

February15, 2012

APPENDIX A

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Agreement, dated as of March [        ], 2012 between THE CHINA FUND, INC., a Maryland corporation (the “Fund”), and RCM Asia Pacific Limited, a company organized in Hong Kong and registered as an investment adviser with the U.S. Securities and Exchange Commission and licensed by the Securities and Futures Commission of Hong Kong (the “Investment Manager”).

WHEREAS, the Fund is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), shares of common stock of which are registered under the Securities Act of 1933, as amended; and

WHEREAS, the Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in equity securities of China companies (as that term is defined in the Prospectus, dated June 27, 2005 (the “Prospectus”) contained in the Fund’s Registration Statement on Form N-2 (File No. 333-124392) (the “Registration Statement”)); and

WHEREAS, the Fund desires to retain the Investment Manager to render interim investment management services with respect to the Fund’s assets other than those Fund assets invested in direct investments (as that term is defined below), and the Investment Manager is willing to render such services on an interim basis in accordance with Rule 15a-4 of the 1940 Act.

NOW, THEREFORE, in consideration of the mutual covenants hereafter contained, it is hereby agreed by and between the parties hereto as follows:

1. Appointment of Investment Manager.

(a) The Fund hereby employs the Investment Manager for the period and on the terms and conditions set forth herein, subject at all times to the supervision of the Board of Directors of the Fund, to:

i. Other than with respect to the portion of the Fund’s assets invested in “direct investments” (assets of the Fund that are invested in securities that at the time of such investment are not listed (or approved for listing) on a securities exchange), make all investment decisions for the assets of the Fund (the “Listed Assets”) and to manage the investment and reinvestment of the Listed Assets in accordance with the investment objective and policies of the Fund set forth in the Fund’s Prospectus, and as such investment objective and policies are amended from time to time by the Fund’s Board of Directors, and subject always to the restrictions of the Fund’s Articles of Incorporation and By-Laws, as amended or restated from time to time, the provisions of the 1940 Act. Should the Board of Directors for the Fund at any time make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall vote the Fund’s proxies in connection with its Listed Assets in accordance with the Fund’s proxy voting policies which may be amended from time to time by the Board, however, the Investment Manager will not be required to comply with any such amendment until 30 days after it has been communicated to the Investment Manager. The Investment Manager shall make such reports to the Board concerning such proxy voting as the Board may deem necessary or advisable. It is understood and acknowledged that no assurance has been or can be provided that the investment objective of the Fund can or will be achieved. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Fund applicable to the Fund’s Listed Assets and, with respect to the Fund’s Listed Assets, to place all orders for the purchase or sale of portfolio securities for the Fund with brokers or dealers selected by it, and in connection therewith, the Investment Manager is authorized as agent of the Fund to give instructions to the custodians from time to time of the Fund’s Listed Assets as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to seek to use its best efforts to obtain for the Fund the most favorable net results available (“best execution”). In using its best efforts to obtain for the Fund best execution, the Investment Manager shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transaction. Subject to such policies as the Fund may communicate to the Investment Manager in writing, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Investment Manager or its affiliates an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission was reasonable. Subject to these requirements and the provision of the 1940 Act, the U.S. Securities Exchange Act of 1934 and any other applicable provisions of law, nothing shall prohibit the Investment Manager from selecting brokers or dealers with which it or the Fund is affiliated;

ii. Prepare and make available to the Fund as reasonably requested by the Board of Directors pertinent research and statistical data; and

iii. Maintain or cause to be maintained for the Fund all books and records required under the 1940 Act, to the extent that such books and records are not maintained or furnished by administrators, custodians or other agents of the Fund.

(b) The Investment Manager accepts such appointment and agrees during the term of this Agreement to render such services, to permit one of its or its affiliate’s directors, officers or employees to serve without compensation as a director and/or officer of the Fund if elected to such positions and to assume the obligations herein for the compensation herein provided. The Investment Manager shall for all purposes herein provided be deemed to be an independent contractor, and unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

(c) The Fund hereby acknowledges (and the Investment Manager hereby acknowledges the Fund has informed it) that the Fund has allocated 25% of the net proceeds of the Offering (as defined in the Prospectus) less 25% of the aggregate repurchase price of any shares of the Fund’s Common Stock repurchased by the Fund to direct investments; provided, however, that such allocation shall be subject to review and modification by the Board of Directors of the Fund (the “Direct Investment Amount”). The portion of the Direct Investment Amount as is actually invested in direct investments shall be managed by such entity as may be appointed by the Fund to manage the assets of the Fund other than the Listed Assets (the “Direct Investment Manager”) in accordance with the terms of a separate investment management and advisory services agreement entered into by and between the Fund and the Direct Investment Manager (the “Direct Investment Management Agreement”). The portion of the Direct Investment Amount as is not actually invested in direct investments shall be treated as Listed Assets to be managed by the Investment Manager pursuant to the terms of this Agreement. Whenever the Direct Investment Manager shall recommend the investment of Fund assets in a direct investment, the Fund shall instruct the Investment Manager in writing as to the amount of Fund assets sought to be invested in such direct investment, and the Investment Manager shall, within ten business days thereafter (or such other period of time as the Fund may direct in writing, but such period may not be less than 10 business days), liquidate sufficient portfolio securities to realize such amount and make the net proceeds thereof available for investment in such direct investment Upon the sale of a direct investment, the Direct Investment Manager shall make the net proceeds thereof available as soon as reasonably practicable for investment pursuant to this Agreement by the

Investment Manager. For the avoidance of doubt, the Investment Manager shall not be under any obligation to comply with or to ensure that the amount of direct investments are within the Direct Investment Amount.

(d) The Fund hereby agrees that the Investment Manager shall be entitled to delegate all or any of its functions, powers, discretions, duties and obligations, to any person or persons, and any such delegation may be on such terms and conditions as the Investment Manager thinks fit provided that any such delegation shall not relieve the Investment Manager of its obligations under this Agreement; provided, however, that no delegation of investment management powers and functions may occur unless approved in advance by the Board of Directors of the Fund and, if required by the 1940 Act, by the Fund’s stockholders; and provided further that no delegation of any other powers or functions may occur unless the Investment Manager has given the Board of Directors of the Fund at least 30 days prior notice of such delegation.

2. Compensation. For the services and facilities described in Section 1, the Fund agrees to pay in United States dollars to the Investment Manager, a fee in accordance with the schedule set forth as Exhibit A hereto. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that this Agreement is in effect during such month and year, respectively.

3. Investment in Fund Stock. The Investment Manager agrees that it will not make a short sale of any capital stock of the Fund, or purchase any share of the capital stock of the Fund.

4. Non-Exclusivity of Services. Nothing herein shall be construed as prohibiting the Investment Manager or any of its affiliates from providing investment advisory services to, or entering into investment advisory agreements with, any other clients (including other registered investment companies), including clients which may invest in Chinese equity securities, so long as the Investment Manager’s services to the Fund pursuant to this Agreement are not materially impaired thereby. The Investment Manager is not obligated to purchase or sell for the Fund any security which the Investment Manager or its affiliates may purchase or sell for their own accounts or other clients.

5. Standard of Care; indemnification. The Investment Manager may rely on information reasonably believed by it to be accurate and reliable. Neither the Investment Manager nor its officers, directors, employees, agents or controlling persons (as defined in the 1940 Act) shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or by reason of reckless disregard on the part of the Investment Manager of its obligations and duties under this Agreement. Any person, even though also employed by the Investment Manager, who may be or become an employee of the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Investment Manager. In no event will the Investment Manager have any responsibility for any portion of the Fund other than the Listed Assets or for the acts or omissions of the Direct Investment Manager or any other adviser of the Fund. In particular, the Investment Manager shall have no responsibility for the Fund’s being in violation of any applicable law or regulation or investment policy or restriction or instruction applicable to the Fund as a whole or for the Fund’s failing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), if the Fund’s holding of the Listed Assets is such that the Listed Assets would not be in such violation or if the Fund would not fail to qualify if the Listed Assets were deemed a separate series of the Fund or a separate “regulated investment company” under the Code.

The Fund agrees to indemnify and hold harmless the Investment Manager, its officers, directors, employees, agents, shareholders, controlling persons or other affiliates (each an “Indemnified Party”), for any losses, costs and expenses incurred or suffered by any Indemnified Party arising from any action, proceeding or claims which may be brought against such Indemnified Party in connection with the performance or non-performance in good faith of its functions under this Agreement, except losses, costs and expenses resulting from willful misfeasance, bad faith or gross negligence in the performance of such Indemnified Party’s duties or from reckless disregard on the part of such Indemnified Party of such Indemnified Party’s obligations and duties under this Agreement.

6. Allocation of Charges and Expenses.

(a) The Investment Manager shall assume and pay for maintaining its staff and personnel, and shall at its own expense provide the equipment, office space and facilities, necessary to perform its obligations hereunder. The Investment Manager shall pay the salaries and expenses of such officer of the Fund and any fees and expenses of such Directors of the Fund who, as contemplated by Section 1(b) hereof, is a director, officer or employee of the Investment Manager or any of its affiliates, provided, however, that the Fund, and not the Investment Manager, shall bear travel expenses or an appropriate fraction thereof of any Director and/or officer of the Fund who is a director, officer or employee of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committee thereof and provided, further, that such expenses are incurred in accordance with the Fund’s travel policy.

(b) In addition to the fee of the Investment Manager, the Fund shall assume and pay the following expenses: fees of the Direct Investment Manager; legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodian, sub-custodian, transfer agents and registrars; fees and expenses with respect to administration, except as may be herein expressly provided otherwise; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the Fund’s dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; and costs of stockholder’s and other meetings.

7. Potential Conflicts of Interest.

(a) Subject to applicable statutes and regulations, it is understood that directors, officers or agents of the Fund are or may be interested in the Investment Manager as directors, officers, employees, agents, shareholders or otherwise, and that the directors, officers, employees, agents or shareholders of the Investment Manager may be interested in the Fund as a director, officer, agent or otherwise.

(b) If the Investment Manager considers the purchase or sale of securities for the Fund and other advisory clients of the Investment Manager at or about the same time, transactions in such securities will be made for the Fund and such other clients in accordance with the Investment Manager’s trade allocation procedures, as may be amended from time to time, provided that the Board of Directors of the Fund receives at least ten days advance notice of any such amendment.

8. Duration and Termination.

(a) This Agreement shall be effective for a period of two years from the date hereof and will continue in effect from year to year thereafter, provided that such continuance is specifically approved at least annually by (i) a majority of the members of the Fund’s Board of Directors who are neither parties to this Agreement nor interested persons of the Fund or of the Investment Manager or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with the Investment Manager, cast in person at a meeting called for the purpose of voting on such approval, and (ii) separately by the Fund’s Board of Directors (all Directors voting) or by vote of a majority of the Fund’s outstanding voting securities.

(b) This Agreement may nevertheless be terminated at any time, without payment of penalty by the Investment Manager or by the Fund acting pursuant to a vote of its Board of Directors or by vote of a majority of the Fund’s outstanding securities upon sixty (60) days’ written notice. This Agreement shall automatically be terminated in the event of its assignment, provided, however, that a transaction which does not, in accordance with the 1940 Act, result in a change of actual control or management of the Investment Manager’s business shall not be deemed to be an assignment for the purposes of this Agreement. This Agreement shall also be automatically terminated if the Investment Manager ceases to be licensed by the Securities and Futures Commission of Hong Kong.

(c) Termination of this Agreement shall not (i) affect the right of the Investment Manager to receive payments of any unpaid balance of the compensation described in Section 2 earned prior to such termination, or (ii) extinguish the Investment Manager’s right of indemnification under Section 5. As used herein, the terms “interested person,” “assignment,” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act.

9. Amendment. This Agreement may be amended by mutual agreement if required by the 1940 Act or other applicable law, provided, that, any such amendment shall only become effective after the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Fund’s Board of Directors who are not interested persons of the Fund or of the Investment Manager, cast in person at a meeting called for the purpose of voting on such approval.

10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

11. Notices. Any communication hereunder must be in writing and must be made by letter, telex or facsimile. Any communication or document to be made or delivered by one person to another pursuant to this Agreement shall (unless that other person has by fifteen (15) days’ notice to the other specified another address) be made or delivered to that other person at the following relevant address:

If to the Investment Manager:

RCM Asia Pacific Limited

27th Floor, ICBC Tower,

3 Garden Road, Central, Hong Kong

Attention: Jovita Chow, Head of Compliance

Telephone No.: +852 2238 8901

Facsimile No.: +852 2526 2940

If to the Fund:

The China Fund, Inc.

c/o State Street Bank and Trust Company

P.O. Box 5409

2 Avenue de Lafayette, Boston, MA 02206-5409

Attention: Tracie A. Coop

Telephone No.: 617-662-1118

Facsimile No.: 617-662-3805

With copies to:

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019-6131

Attention; Leonard Mackey, Esq.

Telephone No.: 212-878-8000

Facsimile No.: 212-878-8375

and shall, if made by letter, be deemed to have been received when delivered by hand or if sent by mail within two days if both the sender and the addressee are in Hong Kong and within 10 days if the sender and/or the addressee are outside Hong Kong and the letter is sent by prepaid airmail, and shall if made by telex be deemed to have been received when acknowledged by the addressee’s correct answer back code, and shall, if sent by facsimile, be deemed to have been received upon production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient and provided that a hard copy of the notice so served by telex or facsimile was posted that same days as the notice was served by electronic means.

12. Jurisdiction. Each party hereto irrevocably agrees that any suit, action or proceeding against either of the Investment Manager or the Fund arising out of or relating to this Agreement shall be subject non-exclusively to the jurisdiction of the United States District Court for the Southern District of New York or the Supreme Court of the State of New York, New York County, and each party hereto irrevocably submits non-exclusively to the jurisdiction of each such court in connection with any such suit, action or proceeding. Each party hereto waives any objection to the laying of venue of any such suit, action or proceeding in either such court, and waives any claim that such suit, action or proceeding has been brought in an inconvenient forum Each party hereto irrevocably consents to service of process in connection with any such suit, action or proceeding by mailing a copy thereof in English by registered or certified mail, postage prepaid, to their respective addresses as set forth in the Agreement.

13. Representations and Warranties of the Investment Manager. The Investment Manager represents and warrants that: (a) it is duly registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended, and (b) it is duly licensed by the Securities and Futures Commission of Hong Kong, and that it will use its reasonable efforts to maintain effective such registration and license during the term of this Agreement.

14. Representation and Warranty of the Fund. The Fund represents and warrants that it has full legal right to enter into this Agreement and to perform the obligations hereunder and that it has obtained all necessary consents and approvals to enter into this Agreement.

15. Provision of Certain Information by the Fund. The Fund shall furnish the Investment Manager with copies of the Fund’s Articles of Incorporation, By-laws and Registration Statement on Form N-2, as amended or restated from time to time, any press releases made by the Fund and any reports made by the Fund to its shareholders, as soon as practicable after such documents become available. The Investment Manager shall not be bound by the terms of these documents until delivered to the Investment Manager in accordance with Section 11 herein. The Fund shall furnish the Investment Manager with any further documents, materials or information that the Investment Manager may reasonably request to enable it to perform its duties pursuant to this Agreement.

16. Press Releases, Reports, Other Disclosures. Any reports, press releases or other disclosures made by the Fund which contain statements of the Direct Investment Manager about the Investment Manager or about the management of assets by the Investment Manager shall be subject to the prior approval of the Investment Manager.

17. Severability. If any provision of the Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, such finding shall not affect the validity or enforceability of the remaining portions of this Agreement.

18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19. Captions. The captions in this Agreement are included for convenience of reference only and in no way define any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties have executed this Agreement by their officers thereunto duly authorized as of the day and year first written above.

THE CHINA FUND, INC.

By:
Name:
Title:

RCM ASIA PACIFIC LIMITED

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT A

The Investment Manager shall receive a fee for its services under the Agreement, computed weekly and payable monthly, at the annual rates as set forth below:

0.70% of the first $315,000,000 of the Fund’s average weekly net assets consisting of Listed Assets; and

0.50% of the Fund’s average weekly net assets for all Listed Assets in excess of $315,000,000.

The net asset value of the Listed Assets shall be determined in the manner provided in the Fund’s Registration Statement on Form N-2.

DIRECT INVESTMENT MANAGEMENT AGREEMENT

Agreement, dated as of March [    ], 2012 between THE CHINA FUND, INC., a Maryland corporation (the “Fund”), and RCM Asia Pacific Limited, a company organized in Hong Kong and registered as an investment adviser with the U.S. Securities and Exchange Commission and licensed by the Securities and Futures Commission of Hong Kong (the “Investment Manager”).

WHEREAS, the Fund is a closed-end, non-diversified management investment company registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), shares of common stock of which are registered under the Securities Act of 1933, as amended; and

WHEREAS, the Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in equity securities of China companies (as that term is defined in the Prospectus, dated June 27, 2005 (the “Prospectus”) contained in the Fund’s Registration Statement on Form N-2 (File No. 333-124392) (the “Registration Statement”)); and

WHEREAS, the Fund and the Investment Manager are parties to an Investment Advisory and Management Agreement dated as of March , 2012 (the “Listed Agreement”) relating to management of the Fund’s investments in listed securities; and

WHEREAS, the Fund desires to retain the Investment Manager to render investment management services with respect to investment of certain of the Fund’s assets in direct investments (as that term is defined below), and the Investment Manager is willing to render such services.

NOW, THEREFORE, in consideration of the mutual covenants hereafter contained, it is hereby agreed by and between the parties hereto as follows:

1. Appointment of Investment Manager of Direct Investments.

(a) The Fund hereby employs the Investment Manager for the period and on the terms and conditions set forth herein, subject at all times to the supervision of the Board of Directors of the Fund, to:

(i) manage the assets of the Fund that are, on the date of this Agreement, invested in securities that at the time of such investment are not listed (or approved for listing) on a securities exchange (“direct investments”), and

(ii) arrange for the disposition of each of the direct investments at such times and on such terms as the Investment Manager determines is in the best interests of the Fund,

and with respect to clauses (i) and (ii), in each case in accordance with the investment objective and policies of the Fund set forth in the Fund’s Prospectus, and as such investment objective and policies are amended from time to time by the Fund’s Board of Directors, and subject always to the restrictions of the Fund’s Articles of Incorporation and By-Laws, as amended or restated from time to time, and the provisions of the 1940 Act. Should the Board of Directors of the Fund at any time make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. For purposes of this Agreement, “direct investments” shall not include (a) any investment by the Fund in an instrument, such as, but not limited to, a warrant, swap, structured note or other equity derivative, that provides the Fund with exposure to a security that is listed on a securities exchange or (b) any security owned by the Fund that is listed on a securities exchange even if that security was a direct investment at the time of its purchase by the Fund. The Investment Manager shall vote the Fund’s proxies in connection with the direct investments, in accordance with the Fund’s proxy voting policies which may be amended from time to time by the Board, however, the Investment Manager will not be required to comply with any such amendment until 30 days after it has been communicated to the

Investment Manager. The Investment Manager shall make such reports to the Board concerning such proxy voting as the Board may deem necessary or advisable. It is understood and acknowledged that no assurance has been or can be provided that the investment objective of the Fund can or will be achieved. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Fund applicable to the direct investments and to monitor the execution of transactions and the settlement and clearance of the Fund’s securities transactions in direct investments. By and in connection therewith, the Investment Manager is authorized as agent of the Fund to give instructions to the custodians from time to time of the direct investments as to deliveries of securities and payments of cash for the account of the Fund;

(iii) Identify regulatory and other governmental requirements (or amendments thereto) that become applicable to the Fund after the date of this Agreement in connection with the direct investment program, but only as far as its duties as a professional investment manager so require;

(iv) Provide information regarding corporate actions, repatriation restrictions, currency restrictions and other matters of which the Investment Manager is aware as may be reasonably requested by the Fund; and

(v) Maintain or cause to be maintained for the Fund all books and records required under the 1940 Act, to the extent that such books and records are not maintained or furnished by administrators, custodians or other agents of the Fund.

(b) The Investment Manager accepts such appointment and agrees during the term of this Agreement to render such services, to permit one of its of its affiliate’s directors, officers or employees to serve without compensation as a director and/or officer of the Fund if elected to such positions and to assume the obligations herein for the compensation herein provided. The Investment Manager shall for all purposes herein provided be deemed to be an independent contractor, and unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

(c) The Fund hereby acknowledges (and the Investment Manager hereby acknowledges the Fund has informed it) that the Fund has allocated 25% of the net proceeds of its offerings of its Common Stock less 25% of the aggregate repurchase price of any shares of the Fund’s Common Stock repurchased by the Fund to direct investments; provided, however, that such allocation shall be subject to review and modification by the Board of Directors of the Fund (the “Direct Investment Amount”). The portion of the Direct Investment Amount as is invested in direct investments shall be managed by the Investment Manager and such other entity, if any, as may be appointed by the Fund to manage the assets of the Fund invested in direct investments. The portion of the Direct Investment Amount as is not invested in direct investments shall be managed by the Investment Manager pursuant to the terms of the Listed Agreement. Upon the sale of a direct investment, the Investment Manager shall make the net proceeds thereof available as soon as reasonably practicable for investment pursuant to the Listed Agreement. For the avoidance of doubt, the Investment Manager shall not be under any obligation to comply with or to ensure that the amount of direct investments are within the Direct Investment Amount.

(d) The Fund hereby agrees that the Investment Manager shall be entitled to delegate all or any of its functions, powers, discretions, duties and obligations, to any person or persons, and any such delegation may be on such terms and conditions as the Investment Manager thinks fit provided that any such delegation shall not relieve the Investment Manager of its obligations under this Agreement; provided, however, that no delegation of investment management powers and functions may occur unless approved in advance by the Board of Directors of the Fund and, if required by the 1940 Act, by the Fund’s stockholders; and provided further that no delegation of any other powers or functions may occur unless the Investment Manager has given the Board of Directors of the Fund at least 30 days prior notice of such delegation.

2. Compensation. For the services and facilities described in Section 1, the Fund agrees to pay in United States dollars to the Investment Manager, a fee in accordance with the schedule set forth as Exhibit A hereto. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that this Agreement is in effect during such month and year, respectively.

3. Investment in Fund Stock. The Investment Manager agrees that it will not make a short sale of any capital stock of the Fund, or purchase any share of the capital stock of the Fund.

4. Non-Exclusivity of Services. Nothing herein shall be construed as prohibiting the Investment Manager or any of its affiliates from providing investment advisory services to, or entering into investment advisory agreements with, any other clients (including other registered investment companies), including clients which may invest in Chinese equity securities, so long as the Investment Manager’s services to the Fund pursuant to this Agreement are not materially impaired thereby. The Investment Manager is not obligated to purchase or sell for the Fund any security which the Investment Manager or its affiliates may purchase or sell for their own accounts or other clients.

5. Standard of Care; Indemnification. The Investment Manager may rely on information reasonably believed by it to be accurate and reliable. Neither the Investment Manager nor its officers, directors, employees, agents or controlling persons (as defined in the 1940 Act) shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or by reason of reckless disregard on the part of the Investment Manager of its obligations and duties under this Agreement. Any person, even though also employed by the Investment Manager, who may be or become an employee of the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Investment Manager. In no event will the Investment Manager have any responsibility under this Agreement for any portion of the Fund other than the Investment Manager’s Direct Investments or for the acts or omissions of any other manager of direct investments for the Fund or any other adviser of the Fund. In particular, the Investment Manager shall have no responsibility for the Fund’s being in violation of any applicable law or regulation or investment policy or restriction or instruction applicable to the Fund as a whole or for the Fund’s failing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), if the Fund’s holding of the direct investments is such that the direct investments would not be in such violation or if the Fund would not fail to qualify if the direct investments were deemed a separate series of the Fund or a separate “regulated investment company” under the Code.

The Fund agrees to indemnify and hold harmless the Investment Manager, its officers, directors, employees, agents, shareholders, controlling persons or other affiliates (each an “Indemnified Party”), for any losses, costs and expenses incurred or suffered by any Indemnified Party arising from any action, proceeding or claims which may be brought against such Indemnified Party in connection with the performance or non-performance in good faith of its functions under this Agreement, except losses, costs and expenses resulting from willful misfeasance, bad faith or gross negligence in the performance of such Indemnified Party’s duties or from reckless disregard on the part of such Indemnified Party of such Indemnified Party’s obligations and duties under this Agreement.

6. Allocation of Charges and Expenses.

(a) The Investment Manager shall assume and pay for maintaining its staff and personnel, and shall at its own expense provide the equipment, office space and facilities, necessary to perform its obligations hereunder. The Investment Manager shall pay the salaries and expenses of such officer of the Fund and any fees and expenses of such Director of the Fund who, as contemplated by Section 1(b) hereof is a director, officer or employee of the Investment Manager or any of its affiliates, provided, however, that the Fund, and not the Investment Manager, shall bear travel expenses or an appropriate fraction thereof of any Director and/or officer of the Fund who is a director, officer or employee of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committee thereof and provided, further, that such expenses are incurred in accordance with the Fund’s travel policy.

(b) In addition to the fee of the Investment Manager under this Agreement, the Fund shall assume and pay the following expenses: fees of the Investment Manager under the Listed Agreement; fees of any manager of the

Fund’s direct investments other than the Investment Manager; legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodian, sub-custodian, transfer agents and registrars; fees and expenses with respect to administration, except as may be herein expressly provided otherwise; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other third-party costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the Fund’s dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; and costs of stockholder’s and other meetings.

7. Potential Conflicts of Interest.

(a) Subject to applicable statutes and regulations, it is understood that directors, officers or agents of the Fund are or may be interested in the Investment Manager as directors, officers, employees, agents, shareholders or otherwise, and that the directors, officers, employees, agents or shareholders of the Investment Manager may be interested in the Fund as a director, officer, agent or otherwise.

(b) If the Investment Manager considers the sale of direct investments for the Fund and/or other advisory clients of the Investment Manager, transactions in such direct investments will be made for the Fund and/or such other clients in accordance with the Investment Manager’s allocation procedures for direct investments, as may be amended from time to time provided that the Board of Directors of the Fund receives at least ten days advance notice of such amendment.

8. Duration and Termination.

(a) This Agreement shall be effective for a period of two years from the date hereof and will continue in effect from year to year thereafter, provided that such continuance is specifically approved at least annually by (i) a majority of the members of the Fund’s Board of Directors who are neither parties to this Agreement nor interested persons of the Fund or of the Investment Manager or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with the Investment Manager, cast in person at a meeting called for the purpose of voting on such approval, and (ii) separately by the Fund’s Board of Directors (all Directors voting) or by vote of a majority of the Fund’s outstanding voting securities.

(b) This Agreement may nevertheless be terminated at any time, without payment of penalty by the Investment Manager or by the Fund acting pursuant to a vote of its Board of Directors or by vote of a majority of the Fund’s outstanding securities upon sixty (60) days’ written notice. This Agreement shall automatically be terminated in the event of its assignment, provided, however, that a transaction which does not, in accordance with the 1940 Act, result in a change of actual control or management of the Investment Manager’s business shall not be deemed to be an assignment for the purposes of this Agreement. This Agreement shall also be automatically terminated if the Investment Manager ceases to be licensed by the Securities and Futures Commission of Hong Kong.

(c) Termination of this Agreement shall not (i) affect the right of the Investment Manager to receive payments of any unpaid balance of the compensation described in Section 2 earned prior to such termination, or (ii) extinguish the Investment Manager’s right of indemnification under Section 5. As used herein, the terms “interested person,” “assignment,” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act.

9. Amendment. This Agreement may be amended by mutual agreement if required by the 1940 Act or other applicable law, provided, that, any such amendment shall only become effective after the affirmative vote of

(i) the holders of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Fund’s Board of Directors who are not interested persons of the Fund or of the Investment Manager, cast in person at a meeting called for the purpose of voting on such approval.

10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

11. Notices. Any communication hereunder must be in writing and must be made by letter, telex or facsimile. Any communication or document to be made or delivered by one person to another pursuant to this Agreement shall (unless that other person has by fifteen (15) days’ notice to the other specified another address) be made or delivered to that other person at the following relevant address:

If to the Investment Manager:

RCM Asia Pacific Limited

27th Floor, ICBC Tower,

3 Garden Road, Central, Hong Kong

Attention: Jovita Chow, Head of Compliance

Telephone No.: +852 2238 8901

Facsimile No.: +852 2526 2940

If to the Fund:

The China Fund, Inc.

c/o State Street Bank and Trust Company

P.O. Box 5409

2 Avenue de Lafayette

Boston, MA 02206-5409

Attention: Tracie A. Coop

Telephone No.: 617-662-2797

Facsimile No.: 617-662-3732

With copies to:

Clifford Chance US LLP

31 West 52nd Street

New York, NY 10019

Attention: Leonard Mackey, Esq.

Telephone No.: 212-878-8000

Facsimile No.: 212-878-8375

and shall, if made by letter, be deemed to have been received when delivered by hand or if sent by mail within two days if both the sender and the addressee are in Hong Kong and within 10 days if the sender and/or the addressee are outside Hong Kong and the letter is sent by prepaid airmail, and shall if made by e-mail be deemed to have been received upon production of a read receipt, and shall, if sent by facsimile, be deemed to have been received upon production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient and provided that a hard copy of the notice so served by facsimile was posted that same days as the notice was served by electronic means.

12. Jurisdiction. Each party hereto irrevocably agrees that any suit, action or proceeding against either of the Investment Manager or the Fund arising out of or relating to this Agreement shall be subject non-exclusively to the jurisdiction of the United States District Court for the Southern District of New York or the Supreme Court of the State of New York, New York County, and each party hereto irrevocably submits non-exclusively to the jurisdiction of each such court in connection with any such suit, action or proceeding. Each party hereto waives any objection to the laying of venue of any such suit, action or proceeding in either such court, and waives any claim that such suit, action or proceeding has been brought in an inconvenient forum. Each party hereto irrevocably consents to service of process in connection with any such suit, action or proceeding by mailing a copy thereof in English by registered or certified mail, postage prepaid, to their respective addresses as set forth in the Agreement.

13. Representation and Warranty of the Investment Manager. The Investment Manager represents and warrants that it is: (a) duly registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended, and (b) duly licensed by the Securities and Futures Commission of Hong Kong and that it will use its reasonable efforts to maintain effective such registration and license during the term of this Agreement.

14. Representation and Warranty of the Fund. The Fund represents and warrants that it has full legal right to enter into this Agreement and to perform the obligations hereunder and that it has obtained all necessary consents and approvals to enter into this Agreement.

15. Provision of Certain Information by the Fund. The Fund shall furnish the Investment Manager with copies of the Fund’s Articles of Incorporation, By-laws and Registration Statement on Form N-2, as amended or restated from time to time, any press releases made by the Fund and any reports made by the Fund to its stockholders, as soon as practicable after such documents become available. The Investment Manager shall not be bound by the terms of these documents until delivered to the Investment Manager in accordance with Section 11 herein. The Fund shall furnish the Investment Manager with any further documents, materials or information that the Investment Manager may reasonably request to enable it to perform its duties pursuant to this Agreement.

16. Press Releases, Reports, Other Disclosures. Any reports, press releases or other disclosures made by the Fund which contain statements of the Investment Manager about the Investment Manager or about the management of assets by the Investment Manager shall be subject to the prior approval of the Investment Manager.

17. Severability. If any provision of the Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, such finding shall not affect the validity or enforceability of the remaining portions of this Agreement.

18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19. Captions. The captions in this Agreement are included for convenience of reference only and in no way define any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties have executed this Agreement by their officers thereunto duly authorized as of the day and year first written above.

THE CHINA FUND, INC.

By:
Name:
Title:

RCM ASIA PACIFIC LIMITED

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT A

The Investment Manager shall receive a fee for its services under the Agreement, computed weekly and payable monthly, at the annual rate of 1.50% of the average weekly value of the Fund’s assets invested in the direct investments.

The net asset value of Investment Manager’s Direct Investments shall be determined in the manner provided in the Fund’s Prospectus.

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on March 8, 2012.
Vote by Internet
• Log on to the Internet and go to www.envisionreports.com/CHN
• Follow the steps outlined on the secured website.
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message.

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals — The Board of Directors recommends a vote FOR each of the nominees listed and FOR Proposal 2.

1. Election of Directors:	For	Withhold		For	Withhold	+
01 - James J. Lightburn*	☐	☐	02 -Joe O. Rogers*	☐	☐

*	to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2015.

	For	Against	Abstain
2. The approval of the proposed Investment Advisory and Management Agreement and Direct Investment Management Agreement between the Fund and RCM Asia Pacific Limited.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — THE CHINA FUND, INC.

This proxy is solicited on behalf of the Board of Directors

Annual Meeting of Stockholders – March 8, 2012

The stockholder of The China Fund, Inc. (the “Fund”) signing on the reverse hereof (the “undersigned”) hereby appoints Laura F. Dell, Tracie A. Coop and Francine S. Hayes or any of them, proxies of the undersigned, with full power of substitution to vote and to act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019 at 10:30 A.M., local time, on March 8, 2012, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy will be voted in accordance with the instructions given by the stockholder, but if no instructions are given, this proxy will be voted in favor of Proposal 1 and Proposal 2 as set forth in this proxy. In addition, this proxy will be voted, in the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments thereof. The undersigned revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated February 15, 2012.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.